UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

☐	Soliciting Material Pursuant to §240.14a-12

Inter-Tel (Delaware), Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

On July 12, 2007, Inter-Tel (Delaware), Incorporated sent proxy material and the following letter to all stockholders of record as of close of business on July 9, 2007 providing notice that the special meeting of Inter-Tel stockholders to vote on the merger with Mitel Networks Corporation has been rescheduled upon the advice of Delaware counsel and will now be held at 10:00 a.m. local time on Thursday, August 2, 2007 at the offices of Snell & Wilmer LLP at 400 East Van Buren Street, 19th Floor, One Arizona Center, Phoenix, Arizona.

A copy of the letter follows:

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

MERGER PROPOSED—YOUR VOTE IS VERY IMPORTANT

Enclosed is a proxy supplement dated July 10, 2007, which includes Inter-Tel (Delaware), Incorporated’s proxy statement dated May 29, 2007, which was previously mailed to Inter-Tel stockholders on or about May 30, 2007. This notice is dated July 12, 2007 and is first being sent to Inter-Tel stockholders together with the enclosed proxy materials on or about July 12, 2007.

IMPORTANT

The special meeting of stockholders to vote on the acquisition of Inter-Tel by Mitel Networks Corporation for $25.60 per share in cash has been rescheduled, and will now be held on August 2, 2007.

The close of business on July 9, 2007 is still the record date for determining the Inter-Tel stockholders entitled to notice of and to vote at the August 2, 2007 special meeting.

•	At the special meeting, you will be asked to consider and vote upon:

•	a proposal to adopt the Mitel merger agreement; and

•	a proposal to adjourn or postpone the special meeting to solicit additional proxies if there are not sufficient votes for adoption of the Mitel merger agreement at the special meeting.

•

All references to the “record date” in the enclosed proxy materials should be deemed to refer to the close of business on July 9, 2007, which is the record date for the upcoming August 2, 2007 special meeting.

•	All references to the date, time or place of the special meeting in the enclosed proxy materials should be deemed to mean:

August 2, 2007

10:00 a.m., local time

Snell & Wilmer LLP

400 East Van Buren Street, 19th Floor

One Arizona Center, Phoenix, Arizona 85004

•

Appraisal rights are available to stockholders in connection with the Mitel merger. The section entitled “The Merger—Appraisal Rights” beginning on page 49 in the definitive proxy statement that is attached to the enclosed proxy supplement and Annex C to the definitive proxy statement contain the information you will need if you want to assert appraisal rights. Annex C is a copy of Section 262 of the Delaware General Corporation Law, Delaware’s appraisal statute. The terms of the merger agreement are discussed in the section entitled “The Merger Agreement” beginning on page 53 of the definitive proxy statement, and a complete copy of the merger agreement is attached as Annex A to the definitive proxy statement.

•

You should read the enclosed proxy materials and all annexes thereto carefully. The proxy supplement contains important updated and supplemental information not contained in the definitive proxy statement.

Additional Information

In connection with soliciting proxies for the pending Mitel merger, Inter-Tel filed a definitive proxy statement with the Securities and Exchange Commission on May 29, 2007 and filed a proxy supplement on July 10, 2007. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND THE PROXY SUPPLEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, BECAUSE THEY CONTAIN, OR WILL CONTAIN, IMPORTANT INFORMATION. Copies of the definitive proxy statement, the proxy supplement and other documents filed by Inter-Tel can be obtained without charge at the Securities and Exchange Commission’s web site at www.sec.gov or from Inter-Tel by contacting Inter-Tel (Delaware), Incorporated, Attention: Investor Relations, 1615 S. 52nd Street, Tempe, AZ 85281, Telephone: (480) 449-8900.

Inter-Tel and its directors, officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger with Mitel. Information concerning the interests of Inter-Tel’s participants in the solicitation is included in the definitive proxy statement, the proxy supplement and related proxy materials for the special meeting, which is now scheduled for August 2, 2007.

Inter-Tel and the Inter-Tel logo are trademarks of Inter-Tel (Delaware), Incorporated.

YOUR VOTE IS IMPORTANT

If you have any questions about the Mitel merger, or need assistance in voting your shares, please call the firm assisting us with the solicitation of proxies:

INNISFREE M&A INCORPORATED

Stockholders Call Toll-Free: 888-750-5834
Banks and Brokers Call Collect: 212-750-5833

INTER-TEL (DELAWARE), INCORPORATED

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Inter-Tel (Delaware), Incorporated common stock for the Special Meeting of Stockholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone – Call toll-free from the U.S. or Canada at 1-866-849-9670, on a touch-tone telephone. If outside the U.S. or Canada, call 1-215-521-1348. Please follow the simple instructions provided.

OR

2.	Vote by Internet – Please access https://www.proxyvotenow.com/intl, and follow the simple instructions provided. Please note you must type an “s” after http.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.

OR

3.	Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: Inter-Tel (Delaware), Incorporated, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5154, New York, NY 10150-5154.

☐ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED ☐

INTER–TEL (DELAWARE), INCORPORATED

The Board of Directors Recommends a Vote “FOR” Items 1 and 2.

1.	To adopt the merger agreement

☐  For    ☐  Against    ☐  Abstain

2.	To adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies, if there are not sufficient votes in favor of adoption of the Merger Agreement at the special meeting.

☐  For    ☐  Against    ☐  Abstain

Inter-Tel will transact such other business as may properly come before the meeting or any adjournment thereof.

Date:                     , 2007

Signature

Signature

Title(s)

Please sign exactly as your name(s) appear hereon. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

☐  TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE

PROVIDED  ☐

INTER–TEL (DELAWARE), INCORPORATED

SPECIAL MEETING OF STOCKHOLDERS

August 2, 2007, 10:00 A.M., local time

at the offices of Snell & Wilmer LLP

400 East Van Buren Street, 19th Floor

One Arizona Center

Phoenix, Arizona

This proxy is solicited by the Board of Directors

for use at the Special Meeting on August 2, 2007.

P	The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side. If you return the proxy, but no choice is specified, the proxy will be voted “FOR” Items 1 and 2.
R
O	By signing the proxy, you revoke all prior proxies and appoint Norman Stout, John Gardner and Kurt R. Kneip, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and to vote in their discretion on any other matters which may come before the Special Meeting and all adjournments or postponements thereof.
X
Y

THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH OF ITEMS 1 AND 2.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)